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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 29, 1996
                                                         ----------------


                           GEOTEK COMMUNICATIONS, INC.
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               (Exact name of registrant as specified in charter)



         Delaware                     0-17581                    22-2358635
- -------------------------     ------------------------     ---------------------
 (State or other juris-       (Commission File Number)     (IRS Employer Identi-
diction of incorporation)                                       fication No.)


20 Craig Road, Montvale, New Jersey                               07645
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(Address of principle executive offices)                        (Zip Code)


Registrant's telephone number, including area code    201-930-9305
                                                      ------------

                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

         On August 29, 1996, Geotek Communications, Inc. (the "Company") extended the date within which Vanguard Cellular Systems, Inc. ("Vanguard") and Toronto Dominion Investments, Inc. ("TDI") may exercise their respective Series A Options from September 1, 1996 until September 16, 1996. Both the Series A Vanguard Option and Series A TDI Option entitle the holder thereof to purchase 1,000,000 shares of the Company's common stock, $.01 par value per share ("Common Stock"), at an exercise price of $15.00 per share, subject to adjustment.

         The Series A Vanguard Option is one of three options granted to Vanguard on February 23, 1994 (collectively, the "Vanguard Options") which entitle Vanguard to purchase an aggregate of 5,285,500 shares of Common Stock. The Series A TDI Option is one of three options granted to TDI on May 25, 1995 (collectively, the "TDI Options") which entitle TDI to purchase an aggregate of 1,714,500 shares of Common Stock. The terms of the Vanguard Options and TDI Options are set forth in the Company's Current Report on Form 8-K dated May 25, 1995.

           In the event the Series A Vanguard Option is not exercised in full prior to September 16, 1996, then all of the Vanguard Options shall immediately terminate. In addition, if Vanguard fails to exercise any of the Vanguard Options in full prior to their applicable expiration dates, then that certain Management Consulting Agreement (the "Management Agreement") between the Company and Vanguard will immediately terminate as will the Company's obligation to issue an additional 300,000 shares of Common Stock to Vanguard pursuant thereto on each of February 23, 1997, 1998 and 1999.

         In the event the Series A TDI Option is not exercised in full prior to September 16, 1996, then all the TDI Options shall immediately terminate.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         None.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           GEOTEK COMMUNICATIONS, INC.



Date: September 4, 1996                   By: /s/ Robert Vecsler
      -----------------                      -------------------
                                          Name: Robert Vecsler
                                          Title:   Secretary and General Counsel

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